UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 23, 2007
Date of Report (Date of Earliest Event Reported)
BENTLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-10581 (Commission File Number)	59-1513162 (I.R.S. Employer Identification No.)

Bentley Park 2 Holland Way Exeter, New Hampshire (Address of Principal Executive Offices)	03833 (Zip Code)
(603) 658-6100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 23, 2007, in connection with the annual grants of equity awards, the Compensation Committee approved an amendment to the form of restricted stock unit awarded to non-employee directors under Bentley’s Amended and Restated 2005 Equity and Incentive Plan. The amendment permits recipients to elect to receive vested shares on the earlier of (i) a date specified in advance by the recipient or (ii) the date on which the recipient ceases to serve as a director of the Company.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

10.1	Form of Restricted Stock Unit Certificate (Non-employee Directors) under the Bentley Pharmaceuticals, Inc. Amended and Restated 2005 Equity and Incentive Plan. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2007	By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and Chief Financial Officer

BENTLEY PHARMACEUTICALS, INC.
EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	Form of Restricted Stock Unit Certificate (Non-employee Directors) under the Bentley Pharmaceuticals, Inc. Amended and Restated 2005 Equity and Incentive Plan. Filed herewith.